Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus Dated May 1, 2024

Royce Micro-Cap Portfolio

I.  Effective as of the date hereof, the paragraph appearing under the heading “Investment Adviser and Portfolio Management” for Royce Micro-Cap Portfolio is deleted in its entirety and replaced with the relevant information below.

Royce Micro-Cap Portfolio

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James P. Stoeffel is the Fund’s portfolio manager. He is assisted by Portfolio Manager Andrew S. Palen. Mr. Stoeffel became portfolio manager on September 30, 2024. He was previously co-portfolio manager (2015) and lead portfolio manager (2015-September 2024). Mr. Palen became assistant portfolio manager on September 30, 2024.

II.    Effective as of the date hereof, the information appearing under the heading “Management of the Funds” for Royce Micro-Cap Portfolio that is inconsistent with the relevant disclosure above is hereby revised accordingly.

September 30, 2024

RCF-PM-0924